SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        October 7, 1999
                         Date of Report
               (Date of Earliest Event Reported)

                 AMALGAMATED ENTERTAINMENT, INC.
     (Exact Name of Registrant as Specified in its Charter)

        Delaware                      0-26801                 87-0633630
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                       57 West Pine Street
                       Orlando, Florida 32801
               (Address of Principal Executive Offices)

                           407-245-3636
                   Registrant's Telephone Number


                      5525 South 900 East, #110
                      Salt Lake City, UT 84117
                       ----------------------
        (Former Name and Address of Principal Executive Offices)

          Item 1.   Changes in Control of Registrant.

          (a) On October 6, 1999, the Registrant and MegaMedia Networks, Inc., a Nevada corporation ("MegaMedia"), executed an Agreement and Plan of Reorganization (the "Agreement"), whereby the Registrant agreed to acquire 100% of the outstanding securities of MegaMedia from its stockholders (the "MegaMedia Stockholders") as set forth on Exhibit A to the Agreement. The effective date of the Agreement was October 7, 1999, and the combination of these entities was treated as a reverse acquisition for accounting purposes.

          The source of the consideration used by the MegaMedia Stockholders to acquire their respective interests in the Registrant was the exchange of issued and outstanding securities of MegaMedia in accordance with the Agreement.

          The basis of the "control" by the MegaMedia Stockholders is stock ownership.

          The Agreement provided:

          1. For the acquisition of 100% of the outstanding securities of MegaMedia;

         2. The issuance of 10,461,367 "restricted securities" of the Registrant's common stock for the outstanding securities of MegaMedia;

         3. The Resignation of the directors and executive officers of the Registrant;

         4. The election of the directors and executive officers of MegaMedia as directors and executive officers of the Registrant; and

         5. For the mailing of a Proxy or Information Statement to the stockholders of the Registrant for the purpose of ratifying amendments to the Registrant's Articles of Incorporation to change the name of the Registrant to "MegaMedia Network, Inc. and to increase the capitalization of the Registrant from 25,000,000 shares of common stock at $0.01 par value per share to 50,000,000 shares of common stock at $0.01 par value.

         Prior to the completion of the Agreement, there were 2,538,633 outstanding shares of the Registrant. Following the issuance of the shares outlined above, there are 13,000,000 outstanding shares of the Registrant's common stock.

         A copy of the Agreement, including all material exhibits and related instruments, accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7, Exhibit 2.

         The former principal stockholders of the Registrant and their percentages of ownership of the outstanding voting securities of the Registrant prior to the completion of the Agreement were: Jenson Services, Inc., 250,000 shares - 9.8%; Duane S. Jenson, 875,000 shares - 34.5%; and
Jeffrey D. Jenson, 875,000 shares - 34.5%.

         (b) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who own more than five percent of the Registrant's common stock as of the date hereof, and the share holdings of new management, to wit:

Name                          Positions Held           Shares Owned     %

Internet Online               Stockholder              3,487,122      26.8%
Services, Inc.
6101 West Century Blvd.,
 Suite 1401
Los Angeles, CA 90045

William A. Mobley, Jr.        Sole Director,           2,615,341       20%
829 Hickory Hill Court        President and
Orlando, Florida 32828        Secretary

David G. Marshlack            Stockholder                697,424       5.3%
412 East Madison Street,
 10th Floor
Tampa, FL 33602

Capital Access Management     Stockholder              3,487,122      26.8%
Group, Inc.
c/o Christopher Flannery, Esq.
200 Broad Street, 6th Floor
Philadelphia, PA 19102

Duane S. Jenson               Stockholder                875,000      6.7%
5525 South 9th East, #110
Salt Lake City, UT 84117

Jeff Jenson                   Stockholder                875,000      6.7%
5525 South 9th East, #110
Salt Lake City, UT 84117

Officers and                                            2,615,341       20%
Directors
Collectively

Item 2.   Acquisition or Disposition of Assets.

          (a)  See Item 1.

          The consideration exchanged under the Agreement was negotiated at "arms length" and the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of MegaMedia; its management; and the potential benefit to the stockholders of the Registrant. The Board of Directors determined that the consideration for the exchange was reasonable, under these circumstances.

          No director, executive officer or controlling person of the Registrant had any direct or indirect interest in MegaMedia prior to the completion of the Agreement.

          (b) The Registrant intends to continue the business operations conducted and intended to be conducted by MegaMedia, and which are described below under the caption "Business."

          Also see the Unaudited Financial Statements of MegaMedia as of September 30, 1999. See Item 7.

                               Management

           William A. Mobley, Jr.-Chairman, President and
           Chief Executive Officer
           -----------------------

     Mr. Mobley is the founder of MegaMedia and has been involved as an officer or owner of a number of successful Internet technology companies for the past seven years. Mr. Mobley intends to use his experience in e-commerce and streaming media technologies to develop the Company as a leading online entertainment distribution network. Mr. Mobley pioneered products, solutions, technology and services that are used by many of today's leading entertainment companies.

   Mr. Mobley is the founder and former President of World Commerce Online, Inc. ("WCO"). WCO uses its technology to create global commercial networks for the perishables industries to trade and communicate within a virtual proprietary online system. WCO also develops private commercial networks providing secure e-commerce and communications systems for individual companies, municipalities, institutions and associations.

     Mr. Mobley has extensive experience in global trade and marketing, working with such customers as Ryder, Dole, Chiquita Brands, the National Football League, the National Basketball Association, Major League Baseball, Citibank, PepsiCo and numerous perishable importers globally. Prior to founding WCO, Mr. Mobley held positions with Intermarket Services (Southeast Banks Export Trading Company), Wm. A. Mobley & Associates and Entrepreneurial Systems, Inc. of Miami, companies specializing in the trade of perishable commodities from Latin America and Europe.

     Mr. Mobley is a graduate of the University of Florida (1984) with a business degree in International Business and Marketing.

      John P. Chambers, Jr.   Chief Technology Officer
      ------------------------------------------------

     Mr. Chambers has held senior and executive level management positions with high technology companies for 16 years. His Internet based experience, solutions and technology contributed to multi-million dollar revenue for online retail consumer sales businesses. Mr. Chambers will coordinate MegaMedia's technical operations, new products development and third party technology vendor relations.

     Mr. Chambers was the Director of Internet Services for American Floral Services ("AFS") and its over 24,000 member retail florist customers. He was responsible for the discovery, design and implementation of Internet e-commerce distribution channels for AFS, working directly with the AFS executive team and board. Mr. Chambers' other responsibilities included working directly with sales, marketing, and development professionals in the design and deployment of other AFS technology initiatives including sales force automation, a retail floral management system and Internet based order relay systems.

     Mr. Chambers has held positions with Precision Computer, Unibond Corporation, Interactive Planning, James Baker Company and AmeriSource. Mr. Chamber's holds certifications as a Microsoft Certified Professional Trainer and Systems Engineer. Additional certifications include Novell System Training and IBM Point of Sale Systems.

     Mr. Chambers graduated from Brigham Young University in 1979 with a degree in Marketing.

      Mark R. Dolan - General Counsel
      -------------------------------

     Mr. Dolan is admitted to practice law in Florida, as well as before the Federal Courts for the Middle District of Florida, the 11th Circuit Court of Appeal and the United States Supreme Court. He has also been admitted pro hac vice in the Federal Courts for the Southern District of Florida and the Northern District of Ohio. He is a member of the Florida Bar and practices in the areas of First Amendment law, corporate and intellectual law and commercial litigation. Dolan has appeared on "Good Morning America", "Geraldo" and "20/20".

     Mr. Dolan's expertise in First Amendment law includes representation and counseling of clients concerning various aspects of the interaction between local government regulations and First Amendment issues, and litigation of those issues, both in Federal Courts in Florida and Ohio as well as before the 11th Circuit Court of Appeals and on Petition for a Writ of Certiorari to the Supreme Court of the United States. Mr. Dolan's trademark experience includes applications in the United States Patent and Trademark Office. He devotes a substantial portion of his time to the representation of clients concerning the negotiating and preparing of Internet agreements, licensing agreements and other intellectual property agreements, as well as counseling of clients in strategic planning, structuring and formation of various business entities in multiple jurisdictions, general transactional practice and dispute resolution, including agreements, licensing agreements and other intellectual property agreements, as well as counseling of clients in strategic planning, structuring and formation of various business entities in multiple jurisdictions, general transactional practice and dispute resolution, including mediation and litigation.

     Mr. Dolan earned his BA with honors from Michigan State University in 1977, and received his law degree from Wayne State Law School.

                                Business

          MegaMedia (sometimes called the "Company") is an Internet entertainment content provider, offering portal, live and on-demand entertainment services on the World Wide Web. MegaMedia will begin offering content to subscribers in October 1999. MegaMedia has developed a fully customizable, personalized, on-demand in-home entertainment experience for its subscribers. MegaMedia will deliver hit movies, television shows, music videos, sports events and live concerts to millions of consumers. Product offerings will include first run films, theatrical events and sporting and concert events. Through an exclusive arrangement with its web partners, MegaMedia expects to welcome over 2 million unique, qualified visitors (over 18 years of age with an online credit card history) to the Company's portal daily, immediately making it one of the Web's busiest Internet sites.

     The founding principals of MegaMedia have secured an exclusive arrangement with Internet Online Services, Ltd. ("IOS"), one of the largest aggregators of Internet traffic. IOS visitors are adults over 18, possessing a credit card, with a history of using their credit cards for electronic transaction processing on the Internet. IOS acts as a "collection conduit" of traffic from high profile Internet websites from around the globe. This agreement will deliver over 2 million unique, qualified visitors per day to the Company's portal, making it one of the largest Internet sites of the Web.

     The Company has entered into a strategic alliance with UUNet (an MCI Worldcom Company) to deliver its signal to Internet users. UUNet has one of the largest bandwidth capacities in the United States. MegaMedia will use UUNET's broad backbone and high level of technical services. If the Company were to lose these services, its business would be severely effected and the Company would be required to find alternative bandwidth. The Company believes that adequate alternative sources of suitable replacement services would be available if this contract was terminated or impaired. The Company can give no assurance that it will be successful in finding and securing such alternative supplies, or that such alternatives would be sufficient for the Company's needs.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          An Information Statement will be mailed to the stockholders of the Registrant for the purpose of ratifying amendments to the Registrant's Articles of Incorporation to change the name of the Registrant to "MegaMedia Network, Inc." and to increase the capitalization of the Registrant from 25,000,000 shares of common stock at $0.01 par value per share to 50,000,000 shares of common stock at $0.01 par value. The Preliminary Information Statement was filed with the Securities and Exchange Commission on October 12, 1999, and revised on October 20, 1999. The Definitive Information Statement will be filed with the Securities and Exchange Commission on or about November 1, 1999.

Item 6.   Resignations of Registrant's Directors.

          The pre-Agreement directors and executive officers of the Registrant resigned and designated the directors and executive officers of MegaMedia to serve in the same capacities in which they served for MegaMedia, until the next respective annual meetings of the stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a)  Financial Statements of Businesses Acquired.

             See Exhibit D of the Agreement and Plan of Reorganization referred to as Exhibit 2 hereinbelow.

          (b)  Pro Forma Financial Information.

                        GRAHAM & COTTRILL, P.A.
                      CERTIFIED PUBLIC ACCOUNTANTS
                        110 EAST HILLCREST STREET
                         ORLANDO, FLORIDA 32801

                             (407) 943-1691
                             (800) 342-2720
                        FACSIMILE(407) 423-3156

Amalgamated Entertainment, Inc.
and MegaMedia Networks, Inc.

The following unaudited proforma. condensed combined balance sheet aggregates the balance sheet of Amalgamated Entertainment, Inc. (a Delaware corporation) ("Parent") as of September 30, 1999 and the balance sheet of MegaMedia Networks, Inc. (a Nevada corporation) ("Subsidiary") as of September 30, 1999, accounting for the transaction as a recapitalization of Subsidiary with the issuance of shares for the net assets of Parent (a reverse acquisition) and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of September 30, 1999.

The following unaudited proforma condensed combined statement of operations combines the results of operations of Parent for the nine months ended September 30, 1999, and the results of operations of Subsidiary for the period ended September 30, 1999, as if the transaction had occur-red as of the beginning of the period.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of Parent and Subsidiary. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the period indicated or the results of operations as they may be in the future.

GRAHAM & COTTRILL, P.A.

October 6, 1999

                     AMALGAMATED ENTERTAINMENT, INC.
                       AND MEGAMEDIA NETWORM, INC.
                PROFORMA CONDENSED COMBINED BALANCE SHEET
                           Unaudited
                         September 30, 1999

                               ASSETS

                                                      Proforma
                                                      Increase      Proforma
                             Subsidiary     Parent    Decrease)     Combined

ASSETS:
    Cash                     $ 40,942      $    3,268  $    -       $ 44,210
    Prepaid expenses          231,030             -         -        231,030
    Equipment, net            108,346             -         -        108,346
    Other assets                  -            20,000       -         20,000
    Deposits                    8,642             -         -          8,642
      Total assets           $388,960          23,268       -        412,228

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES:
    Accounts payable         $ 32,283      $      -     $           $ 32,283
    Loans from stockholders       -             2,311        -         2,311
    Convertible debt          425,000             -          -       425,000

    Total liabilities         457,283           2,311        -       459,594

STOCKHOLDERS' EQUITY (DEFICIT):
    Common stock                   75          25,386 [1]   104,614  130,000
                                                      [2]       (75)
    Paid-in capital           749,925       1,266,661 [1]  (104,614) 640,957
                                                      [2]        75
                                                      [3](1,271,090)
    Accumulated deficit      (818,323)     (1,271,090)[3] 1,271,090 (818,323)

Total stockholders'
equity (deficit)              (68,323)         20,957         -      (47,366)

Total liabilities and        $388,960       $  23,268     $   -     $412,228
stockholders'
equity (deficit)

     See Notes To Unaudited Proforma Condensed Financial Statements

                     AMALGAMATED ENTERTAINMENT, INC.
                      AND MEGAMEDIA NETWORKS, INC.
           PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                               (Unaudited)
              For The Nine Months Ended September 30, 1999

                                                Proforma
                                                Increase     Proforma
                           Subsidiary    Parent   (Decrease)    Combined

REVENUE                         $  -         $ -       $  -         $  -

EXPENSES:
      Operating expenses         818,323      5,311        -          823,634

          Total expenses         818,323      5,311        -          823,634

(LOSS) FROM OPERATIONS BEFORE
    PROVISION FOR TAXES          (818,323)    (5,311)    $  -       $(823,634)

PROVISION FOR INCOME TAXES             -          -         -            -

NET(LOSS)                        $818,323    $(5,311)    $  -       $(823,634)

BASIC EARNINGS (LOSS)                                        $     (.06)
PER COMMON SHARE

DILUTED EARNINGS (LOSS)                                 $     (.06)
PER COMMON SHARE
ASSUMING CONVERSION OF DEBT

     See Notes To Unaudited Proforma Condensed Financial Statements

                     AMALGAMATED ENTERTAINMENT, INC.
                      AND MEGAMEDIA NETWORKS, INC.
        NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                               (Unaudited)
                           September 30, 1999

NQTE A - AMALGAMATED ENTERTAINMENT, INC.

Amalgamated Entertainment, Inc. ("Parent"), a Delaware corporation, was incorporated on December 20, 199 1. The Parent has been inactive and has been reviewing potential business opportunities.

NOTE B - MEGAMEDIA NETWORKS, INC.

MegaMedia Networks, Inc. ("Subsidiary"), a Nevada corporation, was incorporated on May 27, 1999. The Company is engaged in providing users of the internet with an online environment for purchasing specialized ondemand or live pay-per-view events, music, videos, concerts and services.

NOTE C - PROFORMA ADJUSTMENTS

During October 1999, Parent entered in a stock purchase agreement to acquire 100% of Subsidiary through the issuance of 10,461,367 shares of restricted common stock in a transaction wherein Subsidiary became a wholly owned subsidiary of Parent. After the acquisition, there will be approximately 13,000,000 shares of common stock outstanding.

Proforma adjustments on the attached financial statements include the following:

[1] To record the acquisition of Subsidiary by Parent through the issuance of 10,461,367 shares of common stock. The ownership interests of the former owners of Subsidiary in the combined enterprise will be greater than the ongoing shareholders of Parent and, accordingly, the management of Subsidiary will assume operating control of the combined enterprise. Consequently, the acquisition is accounted for as the recapitalization of Subsidiary wherein Subsidiary purchased the assets of Parent and accounted for the transaction as a "Reverse Purchase" for accounting purposes.
[2] To eliminate the common stock of Subsidiary given up in the acquisition of Subsidiary by Parent.
[3] To eliminate the accumulated deficit of Parent at the date of acquisition to reflect the purchase by Subsidiary for accounting purposes.

NOTE D - PROFORMA (LOSS) PER SHARE

The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the period presented.

NOTE E - SUBSEQUENT EVENTS

Prior to, or simultaneously with, the closing of this agreement Parent shall change its name to "MegaMedia Network, Inc.".

After the acquisition, the convertible debt of Subsidiary shall be converted into 212,500 shares of common stock of Parent.

                     AMALGAMATED ENTERTAINMENT, INC.
                       AND MEGAMEDIA NETWORKS, INC.
        NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                               (Unaudited)
                            September 30, 1999

NOTE E - SUBSEQUENT EVENTS (Continued)

After the acquisition, the combined enterprise, pursuant to a Memorandum of Understanding with an outside third party, intends to raise approximately $2 million through the sale of up to 12.5% of its expected outstanding shares post-merger and post-offering in a private placement. The proposed stock offering has not been reflected in the proforma financial statements.

          Exhibits

          2         Agreement and Plan of Reorganization
                         Exhibit A-   Stockholders and Subscribers
                                      of MegaMedia, Inc.
                         Exhibit B-   Amalgamated's Financial Statements for
                                      the years ended 12/31/98 and 12/31/97
                                      and the period ended 6/30/99.  (See the
                                 Registrant's 10-SB Registration
                                Statement filed with the Securities
                                and Exchange Commission on or about
                                July 23, 1999.*)
                         Exhibit C-   Amalgamated's Exceptions.
                         Exhibit D-   MegaMedia's Unaudited Financial
                                      Statements as of 9/30/99.
                         Exhibit E-   MegaMedia Exceptions.
                         Exhibit F-   Investment Letter.
                         Exhibit G-   Amalgamated's Compliance Certificate.
                         Exhibit H-   MegaMedia's Compliance Certificate.

          20        Preliminary and Definitive Information Statements,
                 as revised*

         * Incorporated herein by reference.

Item 8.   Change in Fiscal Year.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMALGAMATED ENTERTAINMENT, INC.

Date: 10/22/99             By: /s/ William A. Mobley,
                              President, Secretary and Director